 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021 (March 2, 2021)

Capitol Investment Corp. V

(Exact name of registrant as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 17th Street North, Suite 820 Arlington, Virginia	22209
(Address of Principal Executive Offices)	(Zip Code)

(202) 654-7060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	CAP.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	CAP	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CAP WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Capitol Investment Corp. V (“Capitol” and, after giving effect to the Merger (as defined below), “New Doma”) is a blank check company incorporated in the State of Delaware and formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. On March 2, 2021, Capitol entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Capitol V Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Capitol (“Merger Sub”), and Doma Holdings, Inc. (f/k/a States Title Holding, Inc.), a Delaware corporation (“Doma”).

The Merger

The Merger Agreement provides that, subject to the approval of Capitol’s stockholders and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”) (x) in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), Merger Sub will merge with and into Doma and Doma will be the surviving corporation and a wholly owned subsidiary of Capitol (the “Merger”);

(ii) as a result of the Merger, among other things, each outstanding share of common stock of Doma (“Doma Common Stock”) issued and outstanding as of the effective time of the Merger (the “Effective Time”), which will include each share of preferred stock of Doma (“Doma Preferred Stock”), which will convert into Doma Common Stock immediately prior to the Effective Time, will be cancelled in exchange for the right to receive the following:

(a)	with respect to Cash Eligible Shares (as defined in the Merger Agreement), if the holder of such share makes an election to receive cash (“Cash Electing Share”), an amount of cash, without interest, equal to the quotient of $2,917,000,000 divided by the sum of, as of immediately prior to the Effective Time, (x) the number of issued and outstanding shares of Doma Common Stock (including, without duplication, the number of issued and outstanding shares of Doma Preferred Stock on an as-converted basis); (y) the number of shares of Doma Common Stock issued or issuable upon the exercise of all outstanding, vested and unexercised options to purchase shares of Doma Common Stock; and (z) the shares of Doma Common Stock underlying any issued and outstanding warrants of Doma, in the case of (y) and (z) as determined on a net exercise basis (the “Per Share Merger Consideration Value”); provided, however, that (1) the aggregate amount of Cash Electing Shares available to each holder shall not exceed the lesser of (x) 20% of the Cash Eligible Shares held by such holder and (y) Cash Eligible Shares and Cash Eligible Options (as defined in the Merger Agreement) held by such holder having an aggregate value of less than an amount as specified in the Merger Agreement; and (2) if the sum of the aggregate number of Dissenting Shares (as defined in the Merger Agreement) plus the aggregate number of Cash Electing Shares plus the aggregate number of Cash Electing Options (as defined in the Merger Agreement) multiplied by (y) the Per Share Merger Consideration Value (such product, the “Aggregate Cash Election Amount”), exceeds the Secondary Available Cash Consideration (as defined in the Merger Agreement, such Secondary Available Cash Consideration not to exceed $81,000,000), then each Cash Electing Share shall be converted into the right to receive (A) an amount in cash, without interest, equal to the product of (1) the Per Share Merger Consideration Value and (2) a fraction, the numerator of which shall be the Secondary Available Cash Consideration and the denominator of which shall be the Aggregate Cash Election Amount (such fraction, the “Cash Fraction”) and (B) an amount of the stock consideration described in clause (b), below, multiplied by one minus the Cash Fraction;

(b)	with respect to shares (other than Cash Eligible Shares) or Cash Eligible Shares for which the holder of such share does not make a cash election, a number of validly issued, fully paid and nonassessable shares of New Doma Common Stock equal to the quotient obtained by dividing (A) the Per Share Merger Consideration Value by (B) $10.00;

(iii)	as a result of the Merger, each outstanding and unexercised option to purchase Doma Common Stock, whether or not vested or exercisable, (A) with respect to each Cash Eligible Option for which a cash election is made, will receive the applicable cash consideration described in clause (ii)(a) above, but subject to the limitations described therein, and (B) with respect to such options for which a cash election is not made or a cash election is not available, will be converted into an option to purchase shares of New Doma Common Stock;

(iv)	as a result of the Merger, each outstanding and unexercised warrant to purchase Doma’s capital stock will either convert into a warrant to purchase shares of New Doma Common Stock or will convert into the right to receive New Doma Common Stock on a net exercise basis; and

(v)	as a result of the Merger, each outstanding share of Doma Common Stock (following the conversion of the Doma Preferred Stock into Doma Common Stock as of immediately prior to the Effective Time) issued and outstanding as of the Effective Time as well as any outstanding unexercised options, whether or not then vested or exercisable, to purchase shares of Doma Common Stock and warrants to purchase Doma’s capital stock will also receive the right to receive the applicable Earnout Pro Rata Portion (as defined in the Merger Agreement) of New Doma Common Stock (the “Earnout Shares”), which right shall be contingent upon certain price milestones that are more fully set out in the Merger Agreement (the consideration described in the foregoing clauses (ii) through (iv), collectively, the “Merger Consideration”).

The Board of Directors of Capitol (the “Board”) has (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of Capitol.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective stockholders of Capitol and Doma, (ii) effectiveness of the proxy / registration statement on Form S-4 to be filed by Capitol in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iv) receipt of approval for listing on the NYSE of the shares of New Doma Common Stock to be issued in connection with the Merger, (v) that Capitol have at least $5,000,001 of net tangible assets upon Closing, and (vi) the absence of any injunctions or statute, rule or regulation prohibiting the transactions.

Other conditions to Doma’s obligations to consummate the Merger include, among others, that as of the Closing, the aggregate amount of cash available to Capitol on the date of the Closing (the “Closing Date”), including (x) the amount in the trust account into which substantially all of the proceeds from Capitol’s initial public offering has been deposited for the benefit of Capitol, certain of its public stockholders and the underwriters of Capitol’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy Capitol’s obligations to its stockholders (if any) that exercise their rights to redeem their Capitol Class A Common Stock pursuant to the Acquiror Organizational Documents (but prior to payment of (A) any deferred underwriting commissions being held in the Trust Account and (B) any transaction expenses of Capitol or its affiliates), (y) the proceeds of the PIPE Investment (as defined below) and (z) any other cash and cash equivalents of Capitol held outside the Trust Account, is at least $450,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) Doma to prepare and deliver to Capitol certain audited and unaudited consolidated financial statements of Doma, (iii) Capitol and Doma to prepare and Capitol file a proxy statement / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of Capitol stockholders of certain proposals regarding the Business Combination, and (iv) the parties to use commercially reasonable efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by Capitol, Merger Sub and Doma. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written agreement of Doma and Capitol, (ii) by Doma or Capitol, if (a) Closing has not occurred on or before December 31, 2021, subject to requirements set forth in the Merger Agreement, or (b) any Governmental Order (as defined in the Merger Agreement) shall have issued making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (iii) by Capitol, if (a) the Company Support Agreements (as defined below) are not delivered to Capitol within 24 hours after the date of the Merger Agreement (which condition was satisfied by the delivery of the Company Support Agreements as further described below) or (b) any breach of any representation, warranty, covenant or agreement on the part of Doma set forth in the Merger Agreement occurs which causes the applicable conditions to Closing to not be satisfied, subject to certain exceptions contained therein, or (iv) by Doma, if any breach of any representation, warranty, covenant or agreement on the part of Capitol set forth in the Merger Agreement occurs which causes the applicable conditions to Closing to not be satisfied, subject to certain exceptions contained therein.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Capitol or its affiliates. The representations, warranties, covenants and agreements contained therein were made only for purposes and as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries thereunder and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Capitol’s public disclosures.

Certain Related Agreements

Subscription Agreements

On March 2, 2021, Capitol entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 30,000,000 shares of New Doma Common Stock for an aggregate purchase price equal to $300 million (the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the closing of the transactions contemplated by the Merger Agreement, subject to the terms and conditions contemplated by the Subscription Agreements.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, New Doma will be required to use its commercially reasonable efforts to submit or file with the SEC a registration statement registering the resale of such shares within 30 calendar days following the Closing. Additionally, New Doma will be required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies New Doma that it will “review” the registration statement) following the Closing and (ii) the 10th business day after the date New Doma is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. New Doma must use reasonable best efforts to keep the registration statement effective until the earliest of: (i) the date on which all of the shares covered by the registration statement have been sold, (ii) with respect to shares held by a particular subscriber, the date all shares held by such subscriber may be sold without restriction under Rule 144 and without the requirement for New Doma to be in compliance with the current public information required pursuant to Rule 144 and (iii) two years from the Closing.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement and Doma to terminate such Subscription Agreement and (c) December 31, 2021, if the Closing has not occurred by such date.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement

On March 2, 2021, Capitol entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsors (as defined therein) and each director of Capitol agreed, among other things, (i) that 20% of the aggregate of Capitol’s Class B common stock (the “Capitol Class B Common Stock”) held by the Sponsors (but not more than 1,725,000 shares) (the “Sponsor Covered Shares”) shall become unvested and subject to forfeiture, only to be vested again if certain conditions described more fully in the Sponsor Support Agreement are satisfied, (ii) to forfeit additional Capitol Class B Common Stock conditioned on the nonfulfillment of certain terms that are more fully set forth in the Sponsor Support Agreement and (iii) subject to customary permitted transfers, not to transfer any Capitol Class B Common Stock or warrants to purchase Capitol’s Class A common stock until the date that is one year after the Closing Date; except that the Sponsor Covered Shares cannot be transferred until the earlier of (A) three years after the Closing Date or (B) the date on which the Sponsor Covered Shares vest.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Company Support Agreement

On March 2, 2021, Capitol also entered into Voting and Support Agreements (the “Company Support Agreements”), by and among Capitol, Doma and certain stockholders of Doma (the “Key Stockholders”). Under the Company Support Agreements, the Key Stockholders agreed, within 48 hours following the SEC declaring effective the proxy statement/prospectus relating to the approval by Capitol stockholders of the Business Combination, to execute and deliver a written consent with respect to the outstanding shares of Doma Common Stock and Doma Preferred Stock held by the Key Stockholders adopting the Merger Agreement and related transactions and approving the Business Combination. The shares of Doma Common Stock and Doma Preferred Stock that are owned by the Key Stockholders and subject to the Company Support Agreements represent (i) a majority of the outstanding voting power of Doma Preferred Stock, voting as a separate class, (ii) a majority of the outstanding voting power of Doma Common Stock, voting as a separate class, and (iii) a majority of the outstanding voting power of Doma Common Stock and Doma Preferred Stock (on an as converted basis), voting together as a single class. The Company Support Agreements also obligate the Key Stockholders to deliver a Lock-Up Agreement at the Closing.

The foregoing description of the Company Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Company Support Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights

The Merger Agreement contemplates that, at the Closing, New Doma, the Sponsors (as defined therein) and certain of Doma’s stockholders and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Doma will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of New Doma Common Stock and other equity securities of New Doma that are held by the parties thereto from time to time.

Lock-Up Agreements

Concurrently with Doma entering into the Merger Agreement, in addition to the Key Stockholders, certain stockholders of Doma have entered into lock-up agreements (the “Lock-Up Agreements” and, together with the Subscription Agreements, Sponsor Support Agreement, Company Support Agreements and Registration Rights Agreement, the “Ancillary Agreements”), pursuant to which, effective as of the Closing, subject to certain customary exceptions, such stockholders have agreed not to effect any (i) direct or indirect offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, lending, or other transfer or disposition of any Lockup Securities (as defined in the Lock-Up Agreements), (ii) entry into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lockup Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) voluntary public disclosure of any action contemplated in the foregoing clauses (i) and (ii), in each case, for six months after the Closing; provided that the entities affiliated with Doma’s Chief Executive Officer have agreed to a lock-up period of up to 18 months after the Closing (depending on the Available Cash Consideration and whether he makes a cash election).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

The Ancillary Agreements have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Capitol or its affiliates. The representations, warranties, covenants and agreements contained in the Ancillary Agreements and the other documents related thereto were made only for purposes and as of the specific dates set forth therein, were solely for the benefit of the parties to the Ancillary Agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Ancillary Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Ancillary Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Ancillary Agreements, as applicable, which subsequent information may or may not be fully reflected in Capitol’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of New Doma Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On March 2, 2021, Capitol and Doma issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is an investor presentation dated March 3, 2021, for use by Capitol in meetings with certain of its stockholders as well as other persons with respect to Capitol’s proposed transaction with Doma, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Capitol under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Doma and Capitol. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Capitol intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of Capitol, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Capitol stockholders. Capitol also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Capitol are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Capitol through the website maintained by the SEC at www.sec.gov.

The documents filed by Capitol with the SEC also may be obtained free of charge at Capitol’s website at https://www.capinvestment.com/ or upon written request to 1300 17th Street North, Suite 820, Arlington, Virginia 22209.

Participants in Solicitation

Capitol and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Capitol’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements Legend

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (TAM), market share and competition and potential benefits of the transactions described herein, and expectations related to the terms and timing of the transactions described herein. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Doma’s and Capitol’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma and Capitol.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transactions described herein; failure to realize the anticipated benefits of the transactions described herein; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional or local economic, political, market and social conditions, including due to the COVID-19 pandemic; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those other factors included in Capitol’s final prospectus relating to its initial public offering dated December 1, 2020 filed with the SEC under the heading "Risk Factors," and other documents Capitol filed, or will file, with the SEC.

If any of these risks materialize or Doma’s or Capitol’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Doma nor Capitol presently know or that Doma or Capitol currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s and Capitol’s expectations, plans or forecasts of future events and views as of the date of this press release. Doma and Capitol anticipate that subsequent events and developments will cause Doma’s and Capitol’s assessments to change. However, while Doma and Capitol may elect to update these forward-looking statements at some point in the future, Doma and Capitol specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s and Capitol’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 2, 2021.
10.1	Form of Subscription Agreement
10.2	Sponsor Support Agreement, dated as of March 2, 2021
10.3	Form of Company Support Agreement
10.4	Form of Lock-Up Agreement
99.1	Joint Press Release, dated as of March 2, 2021.
99.2	Investor Presentation, dated as of March 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITOL INVESTMENT CORP V.

Date:	March 3, 2021	By:	/s/ Mark Ein
Mark Ein Chairman and Chief Executive Officer